FOR IMMEDIATE RELEASE Investor Contact: Philip Forbis Media Contact: Tonya Abeln (502) 394-1094 (502) 386-1742 Philip.Forbis@kyderby.com Tonya.Abeln@kyderby.com Churchill Downs Incorporated Completes Acquisition of Exacta Systems Acquisition of Historical Horse Racing Technology Provider Allows CDI to Realize Immediate Operational Synergies in Virginia LOUISVILLE, KY., (August 22, 2023) – Churchill Downs Incorporated (“CDI” or “the Company”) (NASDAQ: CHDN) announced today that the Company has completed its previously-announced purchase of Exacta Systems, LLC (“Exacta”) for total consideration of $250 million in cash (the “Transaction”), subject to certain working capital and other purchase price adjustments. Exacta is a leading provider of technology to support historical horse racing (“HHR”) operations across the country. Through its ownership of Colonial Downs Racetrack and Rosie’s Gaming Emporium historical racing machine (“HRM”) facilities, the Transaction will enable CDI to realize significant and immediate synergies related to the Company’s Virginia operations. CDI will also realize additional operational improvements over time through the diversification of games available at its HRM facilities. Exacta will operate within the Company’s TwinSpires segment and will continue to service its growing portfolio of third-party HHR operators in Kentucky, Wyoming, and New Hampshire. The Transaction was funded with cash on hand and with the Company’s existing credit facility. About Exacta Systems Exacta Systems employs a pioneering technology driving growth in new and existing HHR markets. Exacta Connect’s robust and flexible system architecture supports multiple game vendors and virtually unlimited math modeling capabilities on a single system enabling Exacta to deliver a diverse gaming library with second-to-none entertainment experiences. For more information visit: www.exactasystems.com. About Churchill Downs Incorporated Churchill Downs Incorporated (“CDI”) (NASDAQ: CHDN) has been creating extraordinary entertainment experiences for nearly 150 years, beginning with the company’s most iconic and enduring asset, the Kentucky Derby. Headquartered in Louisville, Kentucky, CDI has expanded through the development of live and historical racing entertainment venues, the growth of the TwinSpires horse racing online wagering business and the operation and development of regional casino gaming properties. More information is available at http://www.churchilldownsincorporated.com. This news release contains various “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words or similar expressions (or negative versions of such words or expressions).

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors, that could cause actual results to differ materially from expectations include the following: the occurrence of extraordinary events, such as terrorist attacks, public health threats, civil unrest, and inclement weather, including as a result of climate change; the effect of economic conditions on our consumers' confidence and discretionary spending or our access to credit, including the impact of inflation; additional or increased taxes and fees; the impact of the novel coronavirus (COVID-19) pandemic, including the emergence of variant strains, and related economic matters on our results of operations, financial conditions and prospects; lack of confidence in the integrity of our core businesses or any deterioration in our reputation; loss of key or highly skilled personnel, as well as general disruptions in the general labor market; the impact of significant competition, and the expectation the competition levels will increase; changes in consumer preferences, attendance, wagering, and sponsorships; risks associated with equity investments, strategic alliances and other third-party agreements; inability to respond to rapid technological changes in a timely manner; concentration and evolution of slot machine and historical racing machine (HRM) manufacturing and other technology conditions that could impose additional costs; failure to enter into or maintain agreements with industry constituents, including horsemen and other racetracks; inability to successfully focus on market access and retail operations for our TwinSpires Sports and Casino business and effectively compete; online security risk, including cyber- security breaches, or loss or misuse of our stored information as a result of a breach including customers’ personal information could lead to government enforcement actions or other litigations; reliance on our technology services and catastrophic events and system failures disrupting our operations; inability to identify, complete, or fully realize the benefits of our proposed acquisitions, divestitures, development of new venues or the expansion of existing facilities on time, on budget, or as planned; difficulty in integrating recent or future acquisitions into our operations; cost overruns and other uncertainties associated with the development of new venues and the expansion of existing facilities; general risks related to real estate ownership and significant expenditures, including risks related to environmental liabilities; personal injury litigation related to injuries occurring at our racetracks; compliance with the Foreign Corrupt Practices Act or other similar laws and regulations, or applicable anti-money laundering regulations; payment-related risks, such as risk associated with fraudulent credit card or debit card use; work stoppages and labor problems; risks related to pending or future legal proceedings and other actions; highly regulated operations and changes in the regulatory environment could adversely affect our business; restrictions in our debt facilities limiting our flexibility to operate our business; failure to comply with the financial ratios and other covenants in our debt facilities and other indebtedness; increases to interest rates (due to inflation or otherwise), disruption in the credit markets or changes to our credit ratings may adversely affect our business; increase in our insurance costs, or inability to obtain similar insurance coverage in the future, and any inability to recover under our insurance policies for damages sustained at our properties in the event of inclement weather and casualty events; and other factors described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.